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The Mexico Fund, Inc.
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 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 Auditors --
 Arthur Andersen

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
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                                   [FM LOGO]

                                   The Mexico
                                   Fund, Inc.
                            ----------------------
                                 Annual Report
                                October 31, 2000
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                             [MXF LISTED NYSE LOGO]

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                             www.themexicofund.com
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The Mexico Fund, Inc.
Annual Report 2000
October 31, 2000
Highlights



 . The Fund's fiscal year 2000 ended October 31, 2000.

 . The Fund began the implementation of its Share Repurchase Program ("SRP") announced on July 31, 2000. The SRP is intended to enhance shareholder value.

 . At the Fund's Special Meeting of Shareholders held on October 16, 2000, shareholders approved two proposals to convert the Fund to a non-diversified investment company and to permit the Fund to concentrate its investments in a particular industry or group of industries based on the representation of that industry or group of industries on a relevant Mexican stock index.

 . During fiscal year 2000, the Fund's market price and NAV per share increased
  11.1% and 7.0%, respectively, compared with an increase of 18.0% registered by the Bolsa index and with a 14.9% increase registered by the S&P/IFCG Mexico Index.

 . The Fund's share discount between market price and NAV ended the fiscal year
  2000 at a level of 24.1% from 26.9% one year earlier.

 . The Fund's Web site-- www.themexicofund.com--provides, among other useful information, the Fund's daily market price and NAV per share as well as its portfolio holdings for the past fiscal quarter, updated within the first five business days after the end of each fiscal quarter.

 . The Board of Directors declared a cash dividend of 5.0 cents per share. The dividend is payable on January 31, 2001 to shareholders of record as of December 29, 2000 and is comprised entirely of long-term realized capital gains.


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  The Mexico Fund, Inc. is a non-diversified closed-end management invest-
  ment company with the investment objective of long-term capital appreci-ation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Invest-ment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
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Economic and Political Environment

  President Vicente Fox took office on December 1, 2000 and announced the des-ignation of his cabinet at the end of November. The new Secretary of Finance and Public Credit is Francisco Gil Diaz, who is well known to international investors, as he has previously held important government positions both at the same Ministry, as Undersecretary, and at the Central Bank, as Vice-Gover-nor. Mr. Gil has announced that he will make special efforts to improve public sector finances, to reduce domestic interest rates and to promote sustained economic growth.

  Mexican economic activity continued to grow dynamically through the end of the third quarter of calendar 2000, as the country's gross domestic product ("GDP") increased 7% during that period. The GDP expansion for the first nine months of calendar 2000 reached 7.5%. During the third quarter of 2000, the services sector increased 7.3%, and within this, transportation grew 13%. At the same time, the industrial sector increased 6.8%. The manufacturing indus-try within the industry sector registered the most favorable performance, 7.2%. Finally, the primary sector of the economy, mining, agriculture, and foodstuffs, increased 4.7%. Economic analysts estimate that the GDP growth during 2000 will be approximately 7% and that it will decelerate to around 4.6% by 2001.

  The dynamic performance of the Mexican economy continued to be accompanied by a declining inflation trend. For the 12-month period ended October 31, 2000, Mexico's inflation rate was 8.9%, significantly lower than the 18.6% and 12.3% registered at the end of 1998 and 1999, respectively. Strict adherence to the current administration's restrictive monetary policy and the strong performance of the peso contributed to this inflation trend. Economic analysts estimate that inflation will continue to decline and that at the end of 2001 inflation could reach approximately 7.7%.

  The restrictive monetary policy implemented by Banco de Mexico (Central
Bank), aimed at controlling inflation rates, has resulted in stable levels of the currency market but has increased domestic interest rates. The yield paid by the 28-day Cetes (treasury bills) ended October 2000 at 17.30%, slightly higher than the yield of 16.3% registered at the end of 1999.

  As a result of the North American Free Trade Agreement, Mexico continued to be the second largest trade partner of the United States. President Fox has announced his intention to further enhance trade relations with Central, South American and Asian countries, in an effort to diversify Mexican exports and imports. Mexico is today one of the most open economies in the world, as the country has signed ten international free trade agreements with 30 nations around the globe. Direct foreign investment into Mexico amounted to $9.8 bil-lion during the first nine months of 2000 and is expected to reach $13 billion by the end of the year.

  Mexico's external accounts continued to be healthy and manageable. During the first ten months of 2000, Mexico's exports increased 24.3% to $138.2 bil-lion, while total imports increased 24.8% to $143.5 billion, resulting in a trade balance deficit of $5.3 billion, 41.3% higher than one year earlier. Al-though the trade balance deficit is significantly higher than the previous year, the amount of direct foreign investment into the country will likely fi-nance approximately 80% of the current account deficit. Additionally, Mexico's net international reserves at the Central Bank are now near their highest his-torical level and amounted to approximately $34.6 billion at the end of Novem-ber 2000.

  The Mexican currency market registered a stable performance as the rate of exchange of the Mexican peso against the dollar ended October 2000 at Ps. 9.56, compared with Ps. 9.49 at the end of 1999. President Fox has expressed that the current free floating exchange rate policy implemented by the Central Bank is the most appropriate policy at this time.

The Bolsa and the Fund's Performance

  During fiscal 2000, consistent with most international financial markets, the Bolsa presented a
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volatile performance and continued to be affected by domestic and interna-
tional events. Concerns about higher US interest rates, the significant in-crease of international oil prices and the US Presidential elections, among others, were some of the most important external events that affected finan-cial markets. Domestically, the uncertain political climate that prevailed be-fore the Mexican Federal elections of July 2000 played an important role.

  The Fund's share market price increased 11% during this fiscal year and ended at $15/13///16/. The discount between the Fund's market price and NAV per share started fiscal 2000 at 27.1%, reached a maximum level of 33.5% dur-ing May 2000 and declined to 24.1% at the end of the fiscal year. Although the discount has narrowed recently, the Board of Directors continues to explore options to try to reduce the discount on a permanent basis. In addition, the Board continues to review options to enhance shareholder value consistent with the Fund's long-term investment objective and closed-end structure that may preserve the Fund as an attractive means for participating in the Mexican economy through a managed investment vehicle.

  It is now a common practice of the investment community to compare the per-formance of funds with that of certain "benchmark" indices. In the case of the Fund, the Board of Directors has examined several options and concluded that the S&P/IFCG Mexico Index ("the IFC Mexico Index"), which is commonly used by international investors, is an appropriate benchmark for the Fund. The IFC Mexico Index is calculated by Standard & Poor's, one of the world's leading rating agencies, and uses market capitalization weighing criteria (Standard & Poor's does not sponsor the Fund nor is it affiliated in any way with the Fund or its investment adviser. Standard & Poor's makes no representation or war-ranty, express or implied, regarding the advisability of investing in the
Fund). In addition to this benchmark, reports to shareholders will also in-clude figures of the Bolsa Index, which is calculated by the Mexican Stock Ex-change and is also a market capitalization weighted indicator.

  During fiscal 2000, the Fund's market price and NAV per share increased 11.1% and 7.0%, respectively, while the Bolsa Index grew 18.0% and the IFC Mexico Index grew 14.9%. As we have previously reported, the relative underperformance of the Fund's NAV versus these benchmarks was generated dur-ing the first half of fiscal 2000, as the following table shows:

                                                             Total Return (%)
                                                             ----------------
                                                                           IFC
                                                            Fund's Bolsa  Mexico
                       Fiscal Period                         NAV   Index  Index
                       -------------                        ------ -----  ------
First Half.................................................  11.0% 24.6%   20.2%
Second Half................................................  -4.4% -5.3%   -4.4%
Fiscal 2000................................................   7.0% 18.0%   14.9%

  There have been inherent difficulties comparing the Fund's performance with that of its benchmarks because of their concentrated composition and the di-versified structure of the Fund. The two benchmark indices are heavily com-prised of Telmex and its parent company, Telecom. In contrast, consistent with its investment objective, diversification requirements, policies and proce-dures, the Fund's portfolio maintained a lower average exposure to these two issuers and others. During the first half of fiscal 2000, the return of Telmex and Telecom was 37.5% and 60.5%, respectively. In this manner, a significant portion of the difference between the return of the Fund's NAV and its bench-marks is related to the lower weight of the Fund in these two issuers.

  The balance of the underperformance is explained by the Adviser's decision to maintain an under-weighted presence in media and banking companies, which also fueled the return of the Bolsa Index and the IFC Mexico Index during the first half of the Fund's fiscal year. The rationale was based upon several fundamental characteristics of these sectors. In the case of the banking sec-tor, the Fund's investment adviser was concerned that several factors could have had an adverse effect on the industry, including profit quality, low lev-els of credit operations, high levels of on-going interest rates and the lack of legislative approval of two important laws (relating to bankruptcy and
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guarantees). With improvements in the financial sector and passage of legisla-
tion, the Fund has increased its presence to the banking sector. In the case of media companies, the Fund's diversification limits restricted a higher con-centration. With the recent shareholder approval to restructure the Fund as a nondiversified fund and to permit concentrated investments under certain cir-cumstances, the Fund has increased its investments in media companies.

  At the same time, the Fund's portfolio maintains a strong presence in "val-ue" companies with solid financial and market fundamentals, with anticipated price growth perspectives. During the first half of fiscal 2000, prices of technology companies boomed and were not generally followed by "old economy" stocks. Unlike the Bolsa Index or the IFC Mexico Index, the Fund is a managed investment vehicle and portfolio management involves judgment with regard to the fundamental financial situation and growth prospects of each portfolio company and market sector. Certain portfolio holdings, including those consid-ered to belong to the "old economy", were out of favor but, in the Adviser's view, continue to represent attractive investment opportunities.

  The Adviser has been repositioning the Fund's portfolio and, as a result, the relative performance of the Fund's NAV against the Bolsa Index and the IFC Mexico Index has improved. During the second half of fiscal 2000, the Fund's NAV outperformed the Bolsa Index by 0.9% and was equal to the performance of the IFC Mexico Index.

  Below you will find a discussion of several changes regarding diversifica-tion and sector concentration recently approved by shareholders that provide the Fund's Investment Adviser with additional flexibility to manage your Fund's portfolio.

Special Meeting of Shareholders

  On October 16, 2000, the Fund held a Special Shareholders' Meeting to con-sider certain changes to the Fund's investment policies intended to provide the Fund's investment adviser with greater flexibility to manage the Fund's portfolio. Shareholders approved a proposal to convert the Fund to a non-di-versified investment company as well as a proposal to permit the Fund to con-centrate its investments in a particular industry or group of industries based on the representation of that industry or group of industries on a relevant Mexican stock index.

  Although a majority of the shares of the Fund present at the meeting sup-ported a proposal to amend the Fund's fundamental investment policy to permit it to invest in a broader range of Mexican equity securities, the proposal did not receive the requisite vote and accordingly was not adopted.

Portfolio Strategy

  During fiscal 2000, the Fund disposed of 13 small-cap and low liquidity is-suers in order to increase its investments in larger and more attractive com-panies in the "new economy" and financial sectors, including four new issuers in the portfolio that have performed strongly since the Fund's investment in them. Although the financial fundamentals of most of the companies sold by the Fund were solid, their limited market liquidity impeded fair valuations. Ac-cordingly, the Fund's portfolio now reflects a relatively higher concentra-tion, as its total number of issuers was reduced from 37 to 28 during fiscal 2000. It is also important to mention that the Mexican Bolsa has shown low levels of liquidity and this has resulted in a burden to more actively manage the Fund's portfolio, as the 12 largest companies of the Bolsa accounted for approximately 80% of the total traded volume.

  Additionally, and in order to allow the Fund to increase its exposure in the financial, media and telecommunications sectors, the Adviser partially reduced some investments in traditional companies such as Grupo Mexico (mining), Apasco (cement), Alfa (conglomerate), Kimberly Clark (paper), Grupo Modelo (brewer), Tamsa (steel) and Desc (conglomerates). Although these companies have not performed as dynamically as those of the "new economy", the Invest-ment Adviser believes that they continue to offer significant value and represent an attractive long-term investment opportunity for the Fund.

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  Several fundamental indicators of the Bolsa continue to suggest that market prices of Mexican listed companies show modest valuations. At the end of Octo-ber 2000, the average price-earnings (PE) and price-book value (PBV) ratios of the Bolsa were 9.9 and 1.3 times, respectively. Although not comparable, the average PE ratios of the Dow Jones Industrial Average and S&P 500 indices in the US were approximately 19 and 27 times, respectively. More importantly, the Bolsa's average enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) ratio (EV/-EBITDA), is currently at a level of
6.5 times, 62% lower than its historical high of 17 times reached in February 1994.

  This Report includes for your reference a summary description of the Fund's ten largest holdings, which at the end of fiscal 2000 represented approxi-mately 71.5% of its total net assets. For the last few years, the Fund had been using a distinct sector classification system to categorize its invest-ments by industry. Under this system, for example, media and telecommunica-tions were separate sector classifications. As a result of the recent approval of the Fund's concentration policy by shareholders, the Fund has reclassified the sector allocation of its portfolio in accordance with the sector classifi-cation provided by the Mexican Stock Exchange.

  The Fund publishes on its Web site, located at www.themexicofund.com, its investment portfolio as of the end of each fiscal quarter, updated within the first five business days after the closing of the quarter. Accordingly, the Fund's investment portfolio, as reported on the Web site, is updated during the first five business days of February, May, August and November. The Fund's investment portfolio as of October 31, 2000 has been posted on the Web site since early November 2000.

Declaration of Dividend

  The Board of Directors has declared a cash dividend of 5.0 cents per share, payable on January 31, 2001 to shareholders of record on December 29, 2000. The dividend is comprised entirely of long-term capital gains.

  Shareholders enrolled in the Dividend Reinvestment Plan will receive their distribution in shares of common stock of the Fund.

  The full amount of the dividend, whether received in cash or in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan, will be reportable by U.S. taxpayers on their Federal income tax returns and may be subject to applicable state and local taxes.

Foreign Taxes

  The Fund paid foreign taxes of $635,510 and earned $19,586,296 of foreign source income during the year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0126 per share as foreign taxes paid and $0.3886 per share as income earned from foreign sources for the year ended October 31, 2000.

Share Repurchase and Securities Lending Programs

  The Fund's Share Repurchase Program (SRP) commenced on August 7, 2000, and, through the end of fiscal 2000, the Fund had repurchased 1,454,800 shares, equivalent to 29% of the total amount authorized by the Board of Directors. While it is expected that the share repurchase program will enhance the NAV per share, there can be no assurance that the SRP will achieve that objective, result in any decrease of the discount at which Fund shares currently trade on the market or enhance shareholder value.

  On March 7, 2000, the Fund re-established a Securities Lending Program but is not actively loaning portfolio securities of the Fund under the Program at this time.

Concentration Policy

  As recently approved by the shareholders of the Fund, the Fund has adopted a concentration
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policy which permits the Fund to concentrate its investments in any industry or group of industries of the Bolsa Index (or any successor or comparable in-dex as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Bolsa Index; provided, however, that the Fund will not ex-ceed the Bolsa Index concentration by more than 5%.

  Currently, the only industry group which represents 20% or more of the value of the securities included in the Bolsa Index is the communications industry group. This industry category includes local, long-distance, and cellular tel-ephone companies, as well as broadcast and media companies. Approximately four-fifths of this industry group are telecommunications companies.

  As provided below, the Fund has chosen to concentrate its investments in this industry group. The communications industry group currently represents 40.75% of the value of the securities included in the Bolsa Index. The Fund has invested 32.63% of its total assets in this industry category. The invest-ment adviser to the Fund will continue to evaluate its concentration in this industry category and may choose not to concentrate in this industry group in the future or to concentrate in other industry categories subject to the con-centration policy described above.

Investor Relations

  The Fund's Web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's Web site is a useful resource for information and we will continue working to improve it.

  The Fund also offers shareholders and the general public the ability to con-tact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via regular mail. Please request this report through the Fund's Web site or write to the Investment Adviser at:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

  The Fund also has a toll free telephone number and an information agent, Morrow & Co. Inc., in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

  In addition to the Fund's Web site, information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the NYSE Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the
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Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

  The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

  If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nomi-nee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dis-tribution had the shareholder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust
  Company
  Attention: Dividend Reinvestment
  Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,

/s/ Juan Gallardo T.
                        Juan Gallardo T.
[/s/ Jose Luis Gomez Pimienta
                        Chairman of the Board
Jose Luis Gomez Pimienta
President

December 20, 2000.
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Description of the Fund's Ten Largest Holdings as of October 31, 2000.

1. Telefonos de Mexico ("Telmex") (17.66%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunication services in Latin America. Starting in 1999, Telmex provides telecommunication services in the United States and Guatemala.

2. Wal-Mart de Mexico ("Walmex") (11.18%)

  Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. Walmex has a total of 460 units in 43 cities in Mexico, which includes supermarkets, retail stores and restau-rants.

3. Carso Global Telecom ("Telecom") (7.56%)

  Telecom is dedicated to the telecommunications business and is the control-ling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service provider in the United States, have traded on the NASDAQ since February 1999.

4. Grupo Modelo ("Gmodelo") (6.53%)

  Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 58%. The group owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

5. Grupo Televisa ("Televisa") (5.70%)

  Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribu-tion of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, profes-sional sports and show business promotion, paging services, feature film pro-duction and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision, the leading Spanish-lan-guage television company in the United States, and has launched its own internet portal.

6. Grupo Financiero Banamex Accival ("Banacci") (4.90%)

  Banacci is the second largest financial institution in Mexico, offering mainly banking, brokerage, insurance and pension funds management in Mexico. Through two of its subsidiaries, Banacci is also engaged in financial activi-ties in Argentina and California, USA, and participates in the Mexican tele-communications sector through its investment in Avantel.

7. Cemex (4.86%)

  Cemex is the world's third largest cement producer. The company and its sub-sidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex pro-duces and operates in 30 countries around the world and has commercial rela-tions with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and the Dominican Republic and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

8. Fomento Economico Mexicano ("Femsa") (4.84%)

  Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico. Femsa also operates the largest chain of con-venience stores in Mexico (Oxxo), produces packaging materials and is an im-portant bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

9. Grupo Financiero BBVA--Bancomer ("GFBB") (4.30%)

  GFBB is one of Mexico's leading financial groups. In terms of deposits and number of clients, GFBB is the largest private financial institution in Latin America. GFBB's principal subsidiary is Bancomer, one of Mexico's leading com-mercial banks, which operates as a universal bank and offers products and services to individuals and corporations. Through its network of 2,413 branches and 4,172 automated teller machines (ATMs) in Mexico, as of June 30, 2000 (including BBV-Mexico and Banca Promex), Bancomer engages in a wide vari-ety of commercial and retail banking activities. Grupo Banco Bilbao Vizcaya Argentaria (BBVA), is GFBB's main stockholder. BBVA is the largest financial group in Spain in terms of market capitalization, which totals more than $42 billion.

10. Kimberly Clark de Mexico ("Kimber") (4.00%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimber has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Report of Independent Public Accountants
--------------------------------------------------------------------------------
To the Shareholders of
The Mexico Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodians and bro-kers. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall finan-cial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                                 ARTHUR ANDERSEN

New York, New York
November 24, 2000

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2000
--------------------------------------------------------------------------------

                                                                                 Percent
                                                                        Value    of Net
 Industries            Shares Held   Common Stock (97.31%)    Series  (Note 1)   Assets
----------------------------------------------------------------------------------------
 Cement
  Industry              5,300,000  Apasco, S.A. de C.V.....      *   $27,165,272   2.66%
                       11,800,000  Cemex, S.A. de C.V......    CPO    49,680,962   4.86
                                                                     -----------  -----
                                                                      76,846,234   7.52
----------------------------------------------------------------------------------------
                                   Carso Global Telecom,
 Communications    (a) 34,500,000   S.A. de C.V............     A1    77,228,033   7.56
                   (a) 21,500,000  Grupo Televisa, S.A.....    CPO    58,247,908   5.70
                                   Telefonos de Mexico,
                       19,000,000   S.A. de C.V............      A    51,375,523   5.03
                                   Telefonos de Mexico,
                       47,950,000   S.A. de C.V............      L   129,154,027  12.63
                       22,639,000  TV Azteca, S.A. de C.V..    CPO    17,476,550   1.71
                                                                     -----------  -----
                                                                     333,482,041  32.63
----------------------------------------------------------------------------------------
 Financial                         Grupo Financiero Banamex
  Groups           (a) 32,200,000   Accival, S.A. de C.V...      O    50,051,464   4.90
                                   Grupo Financiero BBVA-
                   (a) 71,000,000   Bancomer, S.A. de C.V..      O    43,966,527   4.30
                                   Grupo Financiero
                   (a)  4,827,000   Inbursa, S.A. de C.V...      O    18,378,954   1.80
                                   Grupo Financiero
                                    Inverlat Recovery
                (a)(b)        --    Trust..................                  --    0.00
                                                                     -----------  -----
                                                                     112,396,945  11.00
----------------------------------------------------------------------------------------
 Food,                             Fomento Economico
  Beverages            13,000,000   Mexicano, S.A. de C.V..    UBD    49,497,908   4.84
                                   Grupo Bimbo, S.A. de
 and Tobacco           23,444,000   C.V....................      A    32,566,561   3.19
                        6,131,000  Grupo Continental, S.A..      *     7,246,893   0.71
                                   Grupo Modelo, S.A. de
                       24,975,000   C.V....................      C    66,748,039   6.53
                                                                     -----------  -----
                                                                     156,059,401  15.27
----------------------------------------------------------------------------------------
 Holding
 Companies              6,000,000  Alfa, S.A. de C.V.......      A    12,025,105   1.18
                                   Corporacion
                                    Interamericana de
                                    Entretenimiento, S.A.
                   (a)  6,100,000   de C.V.................      B    27,437,238   2.68
                       23,000,000  Desc, S.A. de C.V.......      B    10,008,368   0.98
                                   Grupo Carso, S.A. de
                   (a)  8,900,000   C.V....................     A1    27,742,678   2.71
                                   Grupo Sanborns, S.A. de
                   (a)  3,400,000   C.V....................    B-1     5,647,699   0.55
                                                                     -----------  -----
                                                                      82,861,088   8.10
----------------------------------------------------------------------------------------
                                   Consorcio ARA, S.A. de
 Housing           (a)  6,875,000   C.V....................      *     9,708,421   0.95
                                   Corporacion Geo, S.A. de
                   (a)  2,440,000   C.V....................      B     2,787,113   0.26
                                                                     -----------  -----
                                                                      12,495,534   1.21
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2000 -- (Continued)
-------------------------------------------------------------------------------

                                                                                   Percent
                                                                       Value       of Net
 Industries          Shares Held Common Stock (Continued)   Series    (Note 1)     Assets
------------------------------------------------------------------------------------------
 Mining                          Nuevo Grupo Mexico, S.A.
  Industry       (a)   7,000,000  de C.V.................      B   $   23,284,519    2.28%
------------------------------------------------------------------------------------------
                                 Kimberly-Clark de
 Pulp and Paper       16,000,000  Mexico, S.A. de C.V....      A       40,920,502    4.00
------------------------------------------------------------------------------------------
                                 Controladora Comercial
 Retail Stores        11,770,000  Mexicana, S.A. de C.V..    UBC       13,050,418    1.28
                                 Grupo Elektra, S.A. de
                       7,450,000  C.V....................    CPO        7,714,959    0.75
                                 Organizacion Soriana,
                       4,650,000  S.A. de C.V............      B       14,592,050    1.43
                                 Wal-Mart de Mexico, S.A.
                 (a)  14,477,000  de C.V.................      C       32,785,256    3.21
                                 Wal-Mart de Mexico, S.A.
                 (a)  34,000,000  de C.V.................      V       81,443,515    7.97
                                                                   --------------  ------
                                                                      149,586,198   14.64
------------------------------------------------------------------------------------------
                                 Tubos de Acero de
 Steel                   434,000  Mexico, S.A............      *        6,718,828    0.66
------------------------------------------------------------------------------------------
                                 Total Common Stock
                                  (Identified Cost--
                                  $578,014,298)..........          $  994,651,290   97.31
------------------------------------------------------------------------------------------
                                                                                   Percent
                                   Short-Term Securities               Value       of Net
 Securities          Fair Value           (2.76%)                     (Note 1)     Assets
------------------------------------------------------------------------------------------
                     $28,192,528 Bancomer, S.A., 16.70%,
                                  dated 10/31/00, due
                                  11/01/00, repurchase
                                  price $28,205,606
 Repurchase                       collateralized by
 Agreements                       Cetes..................          $   28,192,528    2.76%
------------------------------------------------------------------------------------------
                                 Total Short-Term
                                  Securities (Identified
                                  cost--$28,192,528).....              28,192,528    2.76
                                 Total Investments
                                  (Identified cost--
                                  $606,206,826)..........           1,022,843,818  100.07
                                 Liabilities in Excess of
                                  Other Assets...........                (707,883)  (0.07)
                                                                   --------------  ------
                                 Net Assets Equivalent to
                                  $20.84 per share on
                                  49,052,125 shares of
                                  capital stock
                                  outstanding (Note 7)...          $1,022,135,935  100.00%
                                                                   --------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $578,014,298)....  $994,651,290
 Short term securities (identified cost --
   $28,192,528)....................................    28,192,528
                                                     ------------
  Total investments (identified cost --
    $606,206,826)..................................               $1,022,843,818
Receivables from securities sold...................                    2,656,826
Dividends receivable...............................                      101,513
Prepaid Mexican withholding taxes (Note 1).........                       87,660
Interest receivable................................                       13,078
                                                                  --------------
  Total assets.....................................                1,025,702,895
                                                                  --------------
Liabilities:
Payable for repurchase of Funds shares (Note 9)....                    2,687,731
Payable to Investment Advisor (Notes 2 and 3)......                      681,779
Accrued expenses and other liabilities.............                      197,450
                                                                  --------------
  Total liabilities................................                    3,566,960
                                                                  --------------
Net Assets -- Equivalent to $20.84 per share on
 49,052,125 shares of capital stock outstanding
 (Note 7)..........................................               $1,022,135,935
                                                                  ==============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations

                                            For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends...........................................  $14,672,257
 Interest and discounts earned.......................    4,914,039
 Income from securities loaned, net..................      215,269
                                                       -----------
 Total income........................................               $19,801,565
Expenses:
 Investment advisory fee (Note 2)....................    7,533,012
 Administrative services (Note 3)....................      358,000
 Value-added taxes (Note 1)..........................    1,212,617
 Printing, distribution and mailing of shareholder
  reports............................................      252,198
 Legal fees..........................................      498,067
 Directors' fees.....................................      194,000
 Directors' and Officers' expenses...................       72,832
 Accounting and audit fees...........................      106,870
 Custodian fees (Note 5).............................       94,390
 Transfer agent and dividend disbursement fees.......       21,000
 Shareholders' information...........................      316,219
 Stock exchange fees.................................       48,410
 Insurance...........................................      102,001
 Miscellaneous.......................................       98,564
                                                       -----------
 Operating expenses..................................                10,908,180
                                                                    -----------
 Net investment income (Note 1)......................                 8,893,385
                                                                    -----------
Net Realized and Unrealized Gain on Investments and
 Foreign Currency Transactions:
Net realized gain on investments and foreign currency
 transactions (Notes 1 and 6):
 Proceeds from sales.................................  240,412,446
 Cost of securities sold.............................  181,265,862
                                                       -----------
 Net realized gain on investments....................   59,146,584
 Net realized gain from foreign currency                   571,031
  transactions.......................................
                                                       -----------
 Net realized gain on investments and foreign
  currency transactions..............................                59,717,615
Decrease in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency:
Investments:
 End of period (Note 6)..............................  416,636,993
 Beginning of period.................................  419,910,947
                                                       -----------
 Decrease in net unrealized gain on investments......   (3,273,954)
Translation of assets and liabilities in foreign
 currency:
 End of period.......................................       35,585
 Beginning of period.................................     (304,016)
                                                       -----------
Increase in net unrealized gain on translation of
 assets and liabilities in foreign currency..........      339,601
                                                       -----------
Decrease in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency............................................                (2,934,353)
                                                                    -----------
Net Increase in Net Assets Resulting from Operations.               $65,676,647
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                              For the
                                             Year Ended           For the
                                            October 31,          Year Ended
                                                2000          October 31, 1999
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income....................  $    8,893,385       $ 20,388,489
Net realized gain on investments and
 foreign currency transactions...........      59,717,615          1,107,534
(Decrease) increase in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency.....      (2,934,353)       206,280,504
                                           --------------       ------------
Net increase in net assets resulting from
 operations..............................      65,676,647        227,776,527
Dividends to shareholders from net
 investment income.......................      (9,429,937)       (22,925,093)
                                           --------------       ------------
                                               56,246,710        204,851,434
From Capital Share Transactions (Note 9)
Repurchase of stock, at cost.............     (22,737,565)                --
                                           --------------       ------------
 Total increase in net assets............      33,509,145        204,851,434
Net Assets:
Beginning of period......................     988,626,790        783,775,356
                                           --------------       ------------
End of period............................  $1,022,135,935 (A)   $988,626,790 (A)
                                           ==============       ============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(10,852,067) as of October 31, 2000 and $(10,886,545) as of October 31, 1999.

--------------------------------------------------------------------------------

The Mexico Fund, Inc.                 For the Year Ended October 31,
         Financial Highlights
          2000              1999        1998      1997         1996       1995
---------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period.... $    19.57   $  15.52  $  23.49    $    17.33  $  13.80  $  33.48
                         ----------   --------  --------    ----------  --------  --------
 Net investment income
  (Note 1)..............       0.18**     0.40      0.39**        0.40      0.50      0.59**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......       1.10**     4.10     (7.48)**       6.16      3.46    (19.21)**
                         ----------   --------  --------    ----------  --------  --------
Total from investment
 operations.............       1.28**     4.50     (7.09)**       6.56      3.96    (18.62)**
                         ----------   --------  --------    ----------  --------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....      (0.19)     (0.45)    (0.23)        (0.38)    (0.43)      --
 Distributions to
  shareholders from net
  capital gains.........        --         --      (0.60)        (0.02)      --      (0.01)
                         ----------   --------  --------    ----------  --------  --------
Total dividends and
 distributions..........      (0.19)     (0.45)    (0.83)        (0.40)    (0.43)    (0.01)
                         ----------   --------  --------    ----------  --------  --------
 Tax return of capital..        --         --        --            --        --      (0.05)
                         ----------   --------  --------    ----------  --------  --------
Capital Share
 Transactions:
 Effect on NAV of stock
  repurchased...........       0.18        --        --            --        --        --
 Capital charge
  resulting from
  issuance of fund
  shares................        --         --      (0.05)          --        --      (1.00)
                         ----------   --------  --------    ----------  --------  --------
 Net asset value, end of
  period................ $    20.84   $  19.57  $  15.52    $    23.49  $  17.33  $  13.80
                         ==========   ========  ========    ==========  ========  ========
 Market value per share,
  end of period......... $    15.81   $  14.31  $  11.25    $    18.69  $  14.13  $  12.25
                         ==========   ========  ========    ==========  ========  ========
Total investment return
 based on market value
 per share..............     11.82%     31.92%   (36.70%)       35.03%    18.77%   (60.79%)
Ratios to Average Net
 Assets:
 Expenses...............      0.96%      0.98%     0.93%         0.91%     1.00%     1.14%
 Net investment income..      0.78%      2.14%     1.87%         1.80%     2.93%     3.24%
Supplemental Data:
 Net assets at end of
  period (in 000's)..... $1,022,136   $988,627  $783,775    $1,167,893  $861,750  $685,896
 Portfolio turnover
  rate..................     22.27%      6.40%     3.69%         7.58%     9.57%    10.61%

--------
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                        (Amounts in thousands,
                                                       except per share amounts)
                          ---------------------------------------------------------------------------------------
                             Quarter Ended         Quarter Ended         Quarter Ended         Quarter Ended
                            October 31, 2000       July 31, 2000         April 30, 2000       January 31, 2000
                          --------------------- --------------------- --------------------- ---------------------
                            Total     Per Share   Total     Per Share   Total     Per Share   Total     Per Share
                          ----------  --------- ----------  --------- ----------  --------- ----------  ---------
Investment income.......  $    2,116   $ 0.04   $    7,971   $ 0.16   $    6,420   $ 0.13   $    3,295   $ 0.07
Net investment income...  $     (724)  $(0.01)  $    5,351   $ 0.11   $    3,651   $ 0.07   $      615   $ 0.01
Net realized gain on
 investments............  $    5,929   $ 0.12   $   23,230   $ 0.46   $   17,040   $ 0.34   $   12,947   $ 0.26
Net realized gain (loss)
 from foreign currency
 transactions...........  $      364   $ 0.01   $   (1,167)  $(0.02)  $      846   $ 0.02   $      528   $ 0.01
(Decrease) increase in
 net un-
 realized gain on
 investments............  $  (69,162)  $(1.41)  $  (15,586)  $(0.31)  $  (21,816)  $(0.43)  $  103,290   $ 2.05
(Decrease) increase in
 net unrealized gain on
 translation of assets
 and liabilities in
 foreign currency.......  $     (631)  $(0.01)  $      940   $ 0.02   $       65   $ 0.00   $      (34)  $ 0.00
Net assets..............  $1,022,136   $20.84   $1,113,006   $22.04   $1,104,784   $21.87   $1,104,998   $21.88

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
October 31, 2000
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:
 The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non- diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through in-vestment in securities, primarily equity, listed on the Mexican Stock Ex-change.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operationsin any business day. Short-term securities arecarried at cost, plus accrued interest, which approximates market value. All other securities arevalued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Foreign currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2000 was Ps. 9.560 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Repurchase agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued inter-est, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 2000, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 In March 2000, the Board appointed Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. Any gain or loss in the value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor may also reimburse to the Fund the custodian fees. In order to protect against the risk of failure by the bor-rower to return the securities loaned or any delay in the delivery of such se-curities, each loan is collateralized by U.S. dollars (cash), securities is-sued or guaranteed by the U.S. government or its agencies or instrumentali-ties, or irrevocable stand-by letters of credit issued by U.S. banks. Portfo-lio securities loaned are initially collateralized at 105 percent of its mar-ket value. If the collateral value falls below 105 percent, at the close of any business day, Comerica Bank, the Fund's custodian of the collateral re-ceived, will obtain additional collateral from the borrower, on the following business day, in an amount sufficient to restore the collateral to 105 per-cent.

 Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:
 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
"Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 mil-lion of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:
 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accor-dance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2001. The annual fee pay-able to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:
 BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Fund's sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:
 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $50,253. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:
 Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock...................................................... $247,206,687
                                                                   ------------
  Total Purchases................................................. $247,206,687
                                                                   ============
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock...................................................... $240,412,446
                                                                   ------------
  Total Sales..................................................... $240,412,446
                                                                   ============

 As of October 31, 2000, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $417 million, of which approximately $458 million related to appreciated securities and approxi-mately $41 million related to depreciated securities. The aggregate cost of in-vestments in common stocks at October 31, 2000 for Federal income tax purposes was approximately $578 million.

7. Capital Stock:
 At October 31, 2000, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 49,052,125 shares were outstanding and 1,706,625 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Plan unless they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

 As of October 31, 2000, net assets were comprised of the following:

Common stock................................................. $   49,052,125
Additional paid-in capital...................................    555,183,536
Accumulated net investment loss..............................    (10,852,067)
Undistributed net realized gains on investments..............     12,079,763(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency..................    416,672,578
                                                              --------------
                                                              $1,022,135,935
                                                              ==============

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accor-dance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders.

--------------------------------------------------------------------------------

--------
(A) $2,362,304 for Federal Income Taxes

Capital loss carryforwards will be used to offset future capital gains avail-able for distribution.

9. Stock Repurchase Program:
 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000. As of October 31, 2000, the Fund has repurchased 1,454,800 of its shares at a cost of $22,737,565.

10. Investments:
 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of October 31, 2000, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.